EXHIBIT 10.16

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                              AMENDED AND RESTATED
                             1997 STOCK OPTION PLAN


         This Non-Qualified Stock Option Agreement is dated as of ____________, _____ (the "Option Agreement"), and is made by and between Genius Products, Inc. (the "COMPANY") and _________________ (the "GRANTEE").

         WHEREAS, the Grantee is _________________ of the Company and has rendered valuable services;

         WHEREAS, the Company in recognition of such services has granted a non-qualified option (the "OPTION") to Grantee as set forth therein and herein; and

         WHEREAS, the parties wish to ratify and memorialize the grant and the terms and conditions by which the Option is governed; and

         WHEREAS, the Company has adopted a stock option plan entitled the 1997 Amended and Restated Non-Qualified Stock Option Plan (the "PLAN") originally adopted by the board of directors on December 9, 1997, and as amended on June 12, 2001, under which shares of the Company's common stock into which the Option is exercisable will be registered with the Securities and Exchange Commission pursuant to a Form S-8;

         NOW THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         Section 1. GRANT OF OPTION. The Company hereby confirms the grant to Grantee of the Option to purchase shares of common stock of the Company (the "SHARES"), subject to the terms and conditions of this Option Agreement and those of the Plan (which is incorporated herein by reference), as follows:

DATE OF GRANT     NO. OF SHARES     EXERCISE PRICE    VESTING DATE(S)    TERM
-------------     -------------     --------------    ---------------    ----
________, ____    _________         $____             ____________       _______

         Pursuant to the board resolution contained in a consent dated as of October 31, 2003, any termination of employment shall not cause the option to expire any earlier than 10 years after the date of the grant, so long as the option has fully vested at the time of the termination of employment.

         In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail. This Option is intended to be treated as a non-statutory (non-qualified) stock option.

         Section 2. EXERCISE OF OPTION.

              (a) RIGHT TO EXERCISE. This Option to purchase Shares shall be exercisable at any time after the applicable Vesting Date and prior to the end of the Term, subject to the applicable provisions of the Plan and this Option Agreement.

              (b) METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached hereto as EXHIBIT A (the "EXERCISE NOTICE") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the payment of the aggregate Exercise Price.

              (c) COMPLIANCE WITH APPLICABLE LAW. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with all applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Grantee on the date on which the Option is exercised with respect to such Shares.

         Section 3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the sole discretion of the Company:

              (a) cash or check;

              (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

              (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an Option, have been owned by the Grantee for more than six (6) months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

         Section 4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Grantee only by Grantee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Grantee.

         Section 5. TERM OF OPTION. This Option may be exercised only prior to the expiration of the Option pursuant to the terms of the Plan and this Option Agreement and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         Section 6. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

              (a) EXERCISE OF NON-QUALIFIED STOCK OPTION. There may be a regular federal income tax liability upon the exercise of a Non-Qualified Stock Option. The Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Grantee is an employee or a former employee, the Company will be required to withhold from Grantee's compensation or collect from Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

              (b) DISPOSITION OF SHARES. In the case of a Non-Qualified Stock Option, if Shares are held for at least one year, under current tax law any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

         Section 7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and Grantee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.

         Section 8. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Grantee and his or her heirs, executors, administrators, successors and assigns.

         Section 9. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Grantee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

         Section 10. RECEIPT OF PLAN. Grantee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Grantee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option Agreement. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Grantee further agrees to notify the Company upon any change in Grantee's residence address.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, this Stock Option Agreement is executed on behalf of the Corporation and its duly authorized officer and by Grantee as of the date first written above.

GRANTEE                                    GENIUS PRODUCTS, INC.


                                           By:
--------------------------------------         ---------------------------------
[Name of Grantee]                                  [Name of Officer]
                                           Its:    [Title of Officer]
State of Residence:  __________

                                    EXHIBIT A
                                    ---------

                             [LETTERHEAD OF GRANTEE]


[Date]

Genius Products, Inc.
740 Lomas Santa Fe, Suite 210
Solana Beach, CA  92075

Attention:  Corporate Secretary


                                 EXERCISE NOTICE
                      1997 NON-QUALIFIED STOCK OPTION PLAN
                      ------------------------------------

         1. EXERCISE OF OPTION. The undersigned ("GRANTEE") hereby elects to exercise Grantee's option to purchase _________ shares of the Common Stock (the "SHARES") of Genius Products, Inc. (the "COMPANY") under and pursuant to that certain plan entitled the Amended and Restated 1997 Non-Qualified Stock Option Plan adopted by the Company originally as of December 9, 1997, and as amended on June 12, 2001 (the "PLAN") and the Stock Option Agreement dated ________, _____ (the "OPTION AGREEMENT").

         2. DELIVERY OF PAYMENT. Grantee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

         3. REPRESENTATIONS OF GRANTEE. Grantee acknowledges that Grantee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         4. The Grantee is a resident of the State of ____________.

         5. The Grantee represents and agrees that if the Grantee is an "affiliate" (as defined in Rule 144 under the Securities Act of 1933) of the Corporation at the time the Grantee desires to sell any of the Stock, the Grantee will be subject to certain restrictions under, and will comply with all of the requirements of, applicable federal and state securities laws.

         6. The foregoing representations and warranties are given on ____________, 200_, at ____________, ___________.

         7. RIGHTS AS SHAREHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Shares shall be issued to the Grantee as soon as practicable after the Option is exercised.

         8. TAX CONSULTATION. Grantee understands that Grantee may suffer adverse tax consequences as a result of Grantee's purchase or disposition of the Shares. Grantee represents that Grantee has consulted with any tax consultants Grantee deems advisable in connection with the purchase or disposition of the Shares and that Grantee is not relying on the Company for any tax advice.

         9. TRANSFER RESTRICTIONS; STOP-TRANSFER ORDER.

         (a) REFUSAL TO TRANSFER. Grantee acknowledges and agrees that the Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Option Agreement or the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         (b) STOP-TRANSFER NOTICES. Grantee agrees that, in order to ensure compliance with the restrictions referred to in the Option Agreement, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.


Submitted by:                                Accepted by:

GRANTEE                                      GENIUS PRODUCTS, INC.


------------------------------------------   By:
Signature                                        -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

------------------------------------------   -----------------------------------
Print Name                                   Date received


                                      A-2